EXHIBIT 10.3.1

                                 OFFER TO LEASE

TO: U-Buy Discount Foods Ltd. (Sub-Lessor)

     CURTIS INTERNATIONAL LTD. (the Sub-Lessee) having inspected the premises or plans hereby offers to lease part of the premises known municipally as 300 Steeprock Drive in the City of Toronto, comprising:

          (a) 20,000 square feet, more or less, as outlined in red on Schedule "B" attached hereto for a term of August 8, 1998 to April 30, 1999; and

both at a rental as set out in Schedule "A" attached hereto, payable in advance on the first day of each month during the said term.

     A cheque in the amount of $17,401.89, as a deposit, payable to Messrs. Worldwide Food Distribution for the Sub-Lessor, shall be submitted upon acceptance to be held pending completion or other termination of this agreement, and is to be credited on account of first and last month's gross rental plus GST. The lease shall be drawn by the Sub-Lessor and executed by the Sub-Lessee and the Sub-Lessor forthwith, and in any event prior to August 8, 1998.

     It is understood and agreed that:

          1. The Sub-Lessor shall, on or before August 1, 1998, construct a partition wall made of dry wall fence for the sub-leased premises to be made available as of August 7, 1998. The Sub-Lessor and Sub-Lessee agree that the cost of all partitioning shall be shared equally between them. The actual area of the sub-leased premises shall be determined by the Sub-Lessor's architect or engineer, such area to be calculated in the same manner as determined in the Head-Lease (as defined in Schedule "A"), and the rent payable by the Sub-Lessee shall be adjusted at the rate set out in Schedule "A" in accordance with the actual area.

          2. The Sub-Lessee covenants to install a security system, to the reasonable satisfaction of the Sub-Lessor, at its sole cost and expense, prior to August 7, 1998.

          3. Schedules "A", "B" and "C", all attached hereto form part of this Offer to Sublease.

          4. It is further understood that all representations by the Sub-Lessor or any of its representatives are set out in this agreement.

     IN WITNESS WHEREOF, we have hereunto set our hand and our seal.

DATED at Toronto, this 31st day of July, 1998

                                          CURTIS INTERNATIONAL LTD.

                                          By:       /s/ AARON HERZOG

                                            ------------------------------------

     THE UNDERSIGNED HEREBY ACCEPTS THE ABOVE OFFER

DATED at Toronto, this 31st day of July, 1998.

                                          U-BUY DISCOUNT FOODS LIMITED

                                          By:        /s/ JOEL USHER

                                            ------------------------------------

     Attached to and forming part of an Offer to Sub-Lease between Prodale Paper Corp. as Sub-Lessee and U-Buy Discount Foods Limited as Sub-Lessor

                                  SCHEDULE "A"

1.   RENTAL SCHEDULE

    August 1998 -- April 30,
      1998
    Based on 20,000 square feet     9,166.67 gross per month        2.00 net per square foot
    $82,500.88 per annum            plus GST                        3.50 expense and taxes 5.50
                                                                    gross per sq./ft. includes
                                                                    all taxes and utilities

     Proposed August 8 -- August 31 (9,166.67 / 31 days X 24 days) = 7,096.77 plus GST

2.   NET SUB-LEASE

3.   ADDITIONAL RENT

4.   RIGHT TO ASSIGN OR SUBLET

     The Sub-Lessee shall have the right to assign or sub-lease the Sub-Lease, in whole or in part, at any time during the sub-lease term, provided it has obtained both the Sub-Lessor's and Landlords prior written consent, such consent not to be unreasonably withheld. The provisions of Article XIII of the Head Lease shall apply to any request to assign or sub-lease the premises.

5.   USE

     The Sub-Lessee shall occupy the sub-leased premises throughout the term. The Sub-Lessee's business shall consist of warehousing of electronic products.

6.   SUB-LESSEE'S IMPROVEMENTS

     The Sub-Lessee may make any necessary alterations and improvements to the said premises, at its own expense, subject to both the Landlord and Sub-Lessor's consent, in writing, such alterations and improvements and the subsequent removal thereof to be in accordance with Articles VII and VIII of the Head Lease, Save and accept as otherwise provided for in this Offer, the Sub-Lessee agrees to take the premises and the building situate thereon on an "as is" basis.

7.   SUB-LESSEE'S IMPROVEMENTS

     The Sub-Lessee may make any necessary alterations and improvements to the said premises, at its own expense, subject to both the Landlord and Sub-Lessor's consent, in writing, such alterations and improvements and the subsequent removal thereof to be in accordance with Articles VII and VIII of the Head Lease. Save and except as otherwise provided for in this Offer, the Sub-Lessee agrees to take the premises and the building situate thereon on as "as is" basis.

8.   ACCEPTANCE BY TELEFAX

     Acceptance of this Offer to Sub-Lease, or any counter-offer, may be made by either party by telefax, or similar system reproducing the original, with the necessary signatures and initials. Such acceptance shall be deemed to be made when the telefax is received by the party, or his/her real estate agent or lawyer. The person sending telefax immediately thereafter send, or deliver, the original to the receiver of the telefax.

9.   LEGAL ADVICE

     The parties to this Offer to Sub-Lease acknowledge that Brixton Real Estate Corporation has recommended that they obtain independent legal advice prior to signing this Offer to Sub-Lease. The parties further acknowledge that no information provided by Brixton Real Estate Corporation is to be construed as expert legal, tax or environmental advice.

10. HEAD LEASE

     (a) Except as otherwise provided herein, the Sub-Lessee shall be entitled to all benefits granted to the Sub-Lessor under or by virtue of the provisions of the Head Lease. Nothing contained in the Sub-Lease shall be construed as a guarantee by the Sub-Lessor of any of the obligations, covenants, warranties, agreements or undertakings of the Landlord in the Head Lease, nor as an absolute or unconditional undertaking by the Sub-Lessor on the same terms as are contained in the Head Lease. If the Sub-Lessor becomes entitled, as tenant in the Head Lease, to make or forebear making any election, give or receive any notice, grant to withhold any approval, do any act, or otherwise enforce any right or exercise any remedy under any of the provisions of the Head Lease, the Sub-Lessor, in its sole and absolute discretion, may either take or forebear taking such action as it deems appropriate for the protection of its interest as tenant and those of the Sub-Lessee, or may assign to the Sub-Lessee, without recourse on or liability of any kind to the Sub-Lessor, such rights as the Sub-Lessor may have in the matter under the Head Lease;

     (b) The Sub-Lease to be executed and all of the rights and interests of the Sub-Lessee therein are and shall at all times expressly subordinate and subject to all of the terms and provisions of the Head Lease. Subject to the obligations of the Sub-Lessees set out in paragraph (c), the Sub-Landlord will pay the rent reserved by and perform and observe and perform the covenants on its part contained in the Head Lease with respect to the premises, as far as they are not required by the Sub-Lease to be entered into to be performed by the Sub-Lessee;

     (c) The Sub-Lessee shall assume and agree to be bound by and keep and perform each and every one of the covenants, agreements and obligations with respect to the premises to be performed by the Sub-Lessor, as Tenant in the Head Lease (save and except for the obligation to pay the Sub-Lessor's rent to the Landlord), and covenants to save harmless and keep the Sub-Lessor and its successors and assigns indemnified from and against all proceedings, damages, costs, claims and expenses arising from or incurred by reason of the Sub-Lessee's failure to perform promptly any of such covenants, agreements and obligations.

11. SUB-LEASE

     The Sub-Lease shall be prepared by the Sub-Lessor and shall incorporate all the terms and conditions of this offering. To the extent not specifically provided in this offer, the provisions of the Head Lease shall be expressly incorporated into the Sub-Lease mutatis mutandis. The Sub-Lease shall be prepared by the Sub-Lessor's solicitor, subject to such reasonable amendments as may be requested by the Sub-Lessee. The Sub-Lessee shall not be entitled to occupancy of the premises until the Sub-Lease has been executed; and

12. SUB-LESSOR'S CONDITION

     (a) This Offer to Lease is conditional upon the Landlord granting its consent to the Sub-Lease in accordance with the provisions of Article XIII of the Head Lease. The Sub-Lessee covenants to forthwith provide such documentation as the Landlord may require.